EXHIBIT 99.1
JULY 29, 2019
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc. Announces Second Quarter 2019 Results

Hammond, Louisiana, July 29, 2019 – First Guaranty Bancshares, Inc. ("First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter and year ending June 30, 2019.

During the six month period ending June 30, 2019, First Guaranty Bancshares, Inc.’s strong income and growth of shareholder value continued. On June 30, 2019, the shareholders of First Guaranty Bancshares, Inc. received their 104th consecutive quarterly dividend payment. While this stream of dividend income to our shareholders continued, the value of the shares continued to grow as the book value per common share increased from $16.03 as of June 30, 2018 to $18.07 as of June 30, 2019. Loan growth continued during the period to a total loan portfolio of $1,300,553,000 up from $1,174,141,000 as of June 30, 2018. Loan interest income for the six month period ended June 30, 2019 grew to $38,402,000 as compared to $30,783,000 as of June 30, 2018. Net income for the six month period ended June 30, 2019 totaled $6,345,000 as compared to $8,198,000 for the six months ending June 30, 2018. This net income decrease was a result of the strategy of selling securities with losses of $200,000 per month in order to move assets from lower yielding securities to higher yielding loans and the fact that a $1.6 million dollar recovery was posted in the six months ending June 30, 2018.

As the strategy for generating monthly $200,000 losses in securities sales ended as of June 30, 2019, it is anticipated that earnings for the second six months of 2019 will increase dramatically.
Additionally, in the first six months of 2019, we added Mark Ducoing as Chief Deposit Officer and designed and began implementation of deposit strategies to significantly reduce our interest expense. The interest expense strategies should combine with the removal of the security losses to further enhance second half income.
We continue to progress toward a fortress balance sheet. Our strong earnings continue. Additionally, we have begun the implementation process of the nCino program to streamline and make more efficient all processing of loans and deposits. We continue toward our goals of improving our customer service, growing First Guaranty Bancshares, Inc., and enhancing value for our shareholders.

Sincerely,
Alton B. Lewis
President and CEO
First Guaranty, Bancshares, Inc.

About First Guaranty
First Guaranty, a Louisiana-based company, has approximately $1.9 billion in assets as of June 30, 2019 and provides personalized commercial banking services through 26 banking facilities located across Louisiana and Texas. For more information, visit www.fgb.net.
Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks and uncertainties, as described in our SEC filings, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which First Guaranty operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
First Guaranty wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. First Guaranty wishes to advise readers that the factors listed above could affect First Guaranty's financial performance and could cause First Guaranty's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. First Guaranty does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	June 30, 2019	December 31, 2018
Assets
Cash and cash equivalents:
Cash and due from banks	$169,648	$127,416
Federal funds sold	519	549
Cash and cash equivalents	170,167	127,965

Investment securities:
Available for sale, at fair value	228,745	296,977
Held to maturity, at cost (estimated fair value of $102,623 and $104,840 respectively)	103,183	108,326
Investment securities	331,928	405,303

Federal Home Loan Bank stock, at cost	2,422	2,393
Loans held for sale	—	344

Loans, net of unearned income	1,300,553	1,225,268
Less: allowance for loan losses	10,908	10,776
Net loans	1,289,645	1,214,492

Premises and equipment, net	43,275	39,695
Goodwill	3,472	3,472
Intangible assets, net	3,203	3,528
Other real estate, net	3,734	1,138
Accrued interest receivable	7,055	6,716
Other assets	18,540	12,165
Total Assets	$1,873,441	$1,817,211

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$250,637	$244,516
Interest-bearing demand	598,653	594,359
Savings	110,383	109,958
Time	713,270	680,789
Total deposits	1,672,943	1,629,622

Short-term borrowings	—	—
Accrued interest payable	4,600	3,952
Senior long-term debt	18,371	19,838
Junior subordinated debentures	14,719	14,700
Other liabilities	3,670	1,815
Total Liabilities	1,714,303	1,669,927

Shareholders' Equity
Common stock:
$1 par value - authorized 100,600,000 shares; issued 8,807,175 shares	8,807	8,807
Surplus	92,268	92,268
Retained earnings	56,874	53,347
Accumulated other comprehensive income (loss)	1,189	(7,138)
Total Shareholders' Equity	159,138	147,284
Total Liabilities and Shareholders' Equity	$1,873,441	$1,817,211
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share data)	2019	2018	2019	2018
Interest Income:
Loans (including fees)	$19,920	$15,919	$38,402	$30,783
Deposits with other banks	953	31	1,589	116
Securities (including FHLB stock)	2,565	3,330	5,422	6,683
Federal funds sold	1	—	1	1
Total Interest Income	23,439	19,280	45,414	37,583

Interest Expense:
Demand deposits	2,831	2,142	5,642	4,118
Savings deposits	142	92	280	174
Time deposits	4,356	2,290	8,363	4,375
Borrowings	408	472	834	877
Total Interest Expense	7,737	4,996	15,119	9,544

Net Interest Income	15,702	14,284	30,295	28,039
Less: Provision for loan losses	1,634	(409)	2,421	196
Net Interest Income after Provision for Loan Losses	14,068	14,693	27,874	27,843

Noninterest Income:
Service charges, commissions and fees	613	777	1,221	1,494
ATM and debit card fees	579	531	1,107	1,032
Net (losses) gains on securities	(14)	(216)	(416)	(206)
Net gains on sale of loans	53	129	64	131
Other	415	547	971	895
Total Noninterest Income	1,646	1,768	2,947	3,346

Noninterest Expense:
Salaries and employee benefits	6,146	5,633	12,108	11,215
Occupancy and equipment expense	1,530	1,397	3,015	2,738
Other	3,986	3,647	7,707	6,931
Total Noninterest Expense	11,662	10,677	22,830	20,884

Income Before Income Taxes	4,052	5,784	7,991	10,305
Less: Provision for income taxes	839	1,187	1,646	2,107
Net Income	$3,213	$4,597	$6,345	$8,198

Per Common Share:
Earnings	$0.36	$0.52	$0.72	$0.93
Cash dividends paid	$0.16	$0.16	$0.32	$0.32

Weighted Average Common Shares Outstanding	8,807,175	8,807,175	8,807,175	8,807,175
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended June 30, 2019			Three Months Ended June 30, 2018
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$164,965	$953	2.32%	$16,015	$31	0.78%
Securities (including FHLB stock)	360,936	2,565	2.85%	488,525	3,330	2.73%
Federal funds sold	406	1	0.26%	601	—	—%
Loans held for sale	829	16	7.74%	1,989	34	6.77%
Loans, net of unearned income	1,294,249	19,904	6.17%	1,158,619	15,885	5.50%
Total interest-earning assets	1,821,385	$23,439	5.16%	1,665,749	$19,280	4.64%

Noninterest-earning assets:
Cash and due from banks	8,904			10,319
Premises and equipment, net	42,652			38,177
Other assets	14,069			13,245
Total Assets	$1,887,010			$1,727,490

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$595,243	$2,831	1.91%	$567,141	$2,142	1.51%
Savings deposits	112,566	142	0.51%	110,425	92	0.33%
Time deposits	725,350	4,356	2.41%	603,183	2,290	1.52%
Borrowings	33,794	408	4.84%	44,459	472	4.26%
Total interest-bearing liabilities	1,466,953	$7,737	2.12%	1,325,208	$4,996	1.51%

Noninterest-bearing liabilities:
Demand deposits	254,252			255,981
Other	8,977			5,642
Total Liabilities	1,730,182			1,586,831

Shareholders' equity	156,828			140,659
Total Liabilities and Shareholders' Equity	$1,887,010			$1,727,490
Net interest income		$15,702			$14,284

Net interest rate spread (1)			3.04%			3.13%
Net interest-earning assets (2)	$354,432			$340,541
Net interest margin (3), (4)			3.46%			3.44%

Average interest-earning assets to interest-bearing liabilities			124.16%			125.70%

(1)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.

(2)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.

(3)	Net interest margin represents net interest income divided by average total interest-earning assets.

(4)
The tax adjusted net interest margin was 3.47% and 3.45% for the above periods ended June 30, 2019 and 2018 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended June 30, 2019 and 2018 respectively.

(5)	Annualized.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$141,333	$1,589	2.27%	$24,034	$116	0.97%
Securities (including FHLB stock)	381,806	5,422	2.86%	497,953	6,683	2.71%
Federal funds sold	461	1	0.25%	816	1	0.22%
Loans held for sale	624	24	7.76%	1,858	57	6.19%
Loans, net of unearned income	1,285,338	38,378	6.02%	1,148,882	30,726	5.39%
Total interest-earning assets	1,809,562	$45,414	5.06%	1,673,543	$37,583	4.53%

Noninterest-earning assets:
Cash and due from banks	9,009			10,295
Premises and equipment, net	41,800			38,183
Other assets	13,197			13,818
Total Assets	$1,873,568			$1,735,839

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$599,720	$5,642	1.90%	$587,132	$4,118	1.41%
Savings deposits	111,355	280	0.51%	110,333	174	0.32%
Time deposits	716,138	8,363	2.36%	597,651	4,375	1.48%
Borrowings	34,150	834	4.93%	41,449	877	4.27%
Total interest-bearing liabilities	1,461,363	$15,119	2.09%	1,336,565	$9,544	1.44%

Noninterest-bearing liabilities:
Demand deposits	250,594			252,847
Other	7,880			5,107
Total Liabilities	1,719,837			1,594,519

Shareholders' equity	153,731			141,320
Total Liabilities and Shareholders' Equity	$1,873,568			$1,735,839
Net interest income		$30,295			$28,039

Net interest rate spread (1)			2.97%			3.09%
Net interest-earning assets (2)	$348,199			$336,978
Net interest margin (3), (4)			3.38%			3.38%

Average interest-earning assets to interest-bearing liabilities			123.83%			125.21%

(1)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.

(2)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.

(3)	Net interest margin represents net interest income divided by average total interest-earning assets.

(4)
The tax adjusted net interest margin was 3.39% for the above periods ended June 30, 2019 and 2018 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended June 30, 2019 and 2018 respectively.

(5)	Annualized.

The following table summarizes the components of First Guaranty's loan portfolio as of June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018:

	June 30, 2019		March 31, 2019		December 31, 2018		September 30, 2018
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$148,156	11.4%	$142,861	11.0%	$124,644	10.1%	$107,578	9.0%
Farmland	17,414	1.3%	18,904	1.5%	18,401	1.5%	19,422	1.6%
1- 4 Family	185,234	14.2%	179,798	13.8%	172,760	14.1%	166,399	14.0%
Multifamily	44,104	3.4%	42,186	3.2%	42,918	3.5%	43,015	3.6%
Non-farm non-residential	604,523	46.4%	607,928	46.7%	586,263	47.7%	566,625	47.6%
Total Real Estate	999,431	76.7%	991,677	76.2%	944,986	76.9%	903,039	75.8%
Non-Real Estate:
Agricultural	26,587	2.0%	21,465	1.7%	23,108	1.9%	29,118	2.4%
Commercial and industrial	199,768	15.3%	210,187	16.1%	200,877	16.4%	194,136	16.3%
Consumer and other	78,321	6.0%	78,162	6.0%	59,443	4.8%	65,763	5.5%
Total Non-Real Estate	304,676	23.3%	309,814	23.8%	283,428	23.1%	289,017	24.2%
Total loans before unearned income	1,304,107	100.0%	1,301,491	100.0%	1,228,414	100.0%	1,192,056	100.0%
Unearned income	(3,554)		(3,335)		(3,146)		(2,670)
Total loans net of unearned income	$1,300,553		$1,298,156		$1,225,268		$1,189,386

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Nonaccrual loans:
Real Estate:
Construction and land development	$402	$305	$311	$316
Farmland	1,337	1,286	1,293	492
1- 4 family	1,678	2,538	2,246	2,094
Multifamily	—	—	—	—
Non-farm non-residential	609	3,650	864	609
Total Real Estate	4,026	7,779	4,714	3,511
Non-Real Estate:
Agricultural	4,923	4,916	3,651	1,898
Commercial and industrial	362	250	317	320
Consumer and other	37	50	61	92
Total Non-Real Estate	5,322	5,216	4,029	2,310
Total nonaccrual loans	9,348	12,995	8,743	5,821

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	—	—	—	479
Farmland	—	—	—	—
1- 4 family	60	363	26	—
Multifamily	—	—	—	—
Non-farm non-residential	468	—	—	—
Total Real Estate	528	363	26	479
Non-Real Estate:
Agricultural	242	—	—	—
Commercial and industrial	127	135	53	—
Consumer and other	19	115	66	29
Total Non-Real Estate	388	250	119	29
Total loans 90 days and greater delinquent & accruing	916	613	145	508

Total non-performing loans	10,264	13,608	8,888	6,329

Real Estate Owned:
Real Estate Loans:
Construction and land development	219	219	241	241
Farmland	—	—	—	—
1- 4 family	466	135	120	120
Multifamily	—	—	—	—
Non-farm non-residential	3,049	766	777	800
Total Real Estate	3,734	1,120	1,138	1,161
Non-Real Estate Loans:
Agricultural	—	—	—	—
Commercial and industrial	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	—	—	—	—
Total Real Estate Owned	3,734	1,120	1,138	1,161

Total non-performing assets	$13,998	$14,728	$10,026	$7,490

Non-performing assets to total loans	1.08%	1.13%	0.82%	0.63%
Non-performing assets to total assets	0.75%	0.77%	0.55%	0.43%
Non-performing loans to total loans	0.79%	1.05%	0.73%	0.53%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.

Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.

The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At June 30,	At December 31,
(in thousands except for share data and %)	2019	2018	2017	2016	2015
Tangible Common Equity
Total shareholders' equity	$159,138	$147,284	$143,983	$124,349	$118,224
Adjustments:
Goodwill	3,472	3,472	3,472	1,999	1,999
Acquisition intangibles	2,524	2,704	3,249	978	1,298
Tangible common equity	$153,142	$141,108	$137,262	$121,372	$114,927
Common shares outstanding[1]	8,807,175	8,807,175	8,807,175	8,369,424	8,369,424
Book value per common share[1]	$18.07	$16.72	$16.35	$14.86	$14.13
Tangible book value per common share[1]	$17.39	$16.02	$15.59	$14.50	$13.73
Tangible Assets
Total Assets	$1,873,441	$1,817,211	$1,750,430	$1,500,946	$1,459,753
Adjustments:
Goodwill	3,472	3,472	3,472	1,999	1,999
Acquisition intangibles	2,524	3,704	3,249	978	1,298
Tangible Assets	$1,867,445	$1,811,035	$1,743,709	$1,497,969	$1,456,456
Tangible common equity to tangible assets	8.20%	7.79%	7.87%	8.10%	7.89%
[1] All share amounts have been restated to reflect the ten percent stock dividend paid December 14, 2017 to shareholders of record as of December 8, 2017.